                                    EXHIBIT 99.1
LendingClub Reports Third Quarter 2021 Results
Record Revenues Up 20% Sequentially
Net Income up 190% Sequentially
Raising Full Year Outlook

SAN FRANCISCO – October 27, 2021 – LendingClub Corporation (NYSE: LC), the parent company of LendingClub Bank, America’s leading digital marketplace bank, today announced financial results for the third quarter ended September 30, 2021.
“Our strong revenue and earnings growth trajectory has become evident following our transformation into a digital marketplace bank,” said Scott Sanborn, LendingClub’s CEO. “Our success continues to be driven by our competitive advantages, including our growing base of 3.8 million members, our exceptional data science capabilities, and our proven marketplace model. With our enhanced operating leverage, digital first infrastructure, and the ongoing move of consumers toward online banking, there’s no better time to grow a next generation digital bank like LendingClub.”

Record Revenue and Net Income Reflects Strong Execution and Business Model Transformation.

•Record revenue of $246.2 million with total sequential revenue growth of 20% outpacing origination growth of 14%.
◦New recurring stream of net interest income grew 42% sequentially to $65.3 million, as the bank’s loan portfolio (excluding PPP loans) grew 25% from June 30, 2021.
◦Marketplace revenue grew 15% sequentially, reflecting higher origination fees associated with loan origination growth.
◦Deposits grew 12% sequentially to $2.8 billion, in line with growth in our loans held for investment.
•Record net income of $27.2 million, up 190% sequentially, highlighting positive operating leverage in the fully integrated digital bank business model.
•Net income of $27.2 million and earnings per share of $0.26 were negatively impacted by $51.5 million of notable items: $34.0 million of Current Expected Credit Loss (CECL) provisioning and $17.5 million of net revenue deferrals both driven by strong retained loan growth. These items reduced our earnings per share by $0.49 in the third quarter of 2021.

	Three Months Ended
($ in millions)	September 30, 2021	June 30, 2021	QoQ $ Change	QoQ % Change
Loan originations(1)	$3,106.7	$2,722.4	$384.3	14%
Total revenue	$246.2	$204.4	$41.8	20%
Consolidated net income	$27.2	$9.4	$17.8	190%
(1)     Includes unsecured personal loans, auto loans, and education and patient finance loans only.

Financial Outlook – Raising Full Year Targets

(millions)	Fourth Quarter 2021	Full Year 2021	Versus Prior Full Year 2021 Guidance
Loan originations(1)	$2.8B to $3.0B	$10.1B to $10.3B	+$100M to +$300M
Total revenue	$240M to $250M	$796M to $806M	+$26M to +$46M
Consolidated net income	$20M to $25M	$9M to $14M	+$17M to +$22M
(1)     Includes unsecured personal loans, auto loans, and education and patient finance loans only.

Notable Items Impacting Q3’21 Consolidated Net Income

(millions)	Consolidated Net Income Impact(1)	Per Diluted Share Impact	Commentary
Revenue deferrals, net of amortization	$(17.5)	$0.17	Origination fee and cost deferrals, net of interest income amortization during the period
Provision for credit losses, less net charge-offs	$(34.0)	$0.32	Primarily for consumer loans originated and retained in the quarter
Total	$(51.5)	$0.49
.
(1)    Amounts presented net of tax.

About LendingClub
LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC. LendingClub Bank is the leading digital marketplace bank in the U.S., where members can access a broad range of financial products and services designed to help them pay less when borrowing and earn more when saving. Based on more than 150 billion cells of data and over $65 billion in loans, our artificial intelligence-driven credit decisioning and machine-learning models are used across the customer lifecycle to expand seamless access to credit for our members, while generating compelling risk-adjusted returns for our loan investors. Since 2007, more than 3.8 million members have joined the Club to help reach their financial goals. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub third quarter 2021 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, October 27, 2021. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To access the call, please dial +1 (888) 317-6003, or outside the U.S. +1 (412) 317-6061, with conference ID 3514635, ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. An audio replay will also be available 1 hour after the end of the call until November 3, 2021, by calling +1 (877) 344-7529 or outside the U.S. +1 (412) 317-0088, with Conference ID 10160701. LendingClub has used, and intends to use, its investor relations website, blog (http://blog.lendingclub.com), Twitter handle (@LendingClub) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Safe Harbor Statement
Some of the statements above, including statements regarding our competitive advantages, ability to grow our business, anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to continue to attract and retain new and existing customers; competition; overall economic conditions; the regulatory environment; demand for the types of loans facilitated by us; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, each as filed with the Securities and Exchange Commission, as well as our subsequent reports on Form 10-Q and 10-K each as filed with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)
The information in the following tables is presented for the consolidated LendingClub Corporation, unless specifically noted for LendingClub Bank, the company’s wholly-owned subsidiary:

	As of and for the three months ended					% Change
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$180,878	$158,476	$87,334	$72,597	$57,750	14%	213%
Net interest income	$65,288	$45,905	$18,506	$2,899	13,294	42%	391%
Total net revenue	$246,166	$204,381	$105,840	$75,496	$71,044	20%	246%

Consolidated net income (loss)	$27,185	$9,371	$(47,084)	$(26,655)	$(34,325)	190%	N/M

EPS – basic	$0.27	$0.10	$(0.49)	$(0.29)	$(0.38)	170%	N/M
EPS – diluted	$0.26	$0.09	$(0.49)	$(0.29)	$(0.38)	189%	N/M

LendingClub Bank Performance Metrics:
Net interest margin	7.1%	5.5%	3.3%	N/A	N/A
Efficiency ratio (1)	67.5%	69.0%	104.8%	N/A	N/A
Return on average equity (ROE)	26.5%	34.7%	N/A	N/A	N/A
Return on average total assets (ROA)	3.7%	4.7%	N/A	N/A	N/A

LendingClub Bank Capital Ratios:
Common Equity Tier 1 Capital Ratio	18.0%	18.7%	20.9%	N/A	N/A
Tier 1 Leverage Ratio	14.1%	13.5%	12.9%	N/A	N/A

Consolidated LendingClub Corporation Performance Metrics:
Net interest margin	6.3%	4.7%	1.8%	0.7%	2.9%
Efficiency ratio (1)	72.6%	78.4%	126.8%	N/A	N/A
Return on average equity (ROE)	13.8%	5.0%	N/A	N/A	N/A
Return on average total assets (ROA)	2.4%	0.8%	N/A	N/A	N/A
Marketing expense as a % of loan originations	1.6%	1.3%	1.3%	0.9%	0.4%

Loan originations (in millions) (2):
Marketplace loans	$2,471	$2,182	$1,139	$912	$584	13%	323%
Loan originations held for investment	$636	$541	$344	$—	$—	18%	N/A
Total loan originations	$3,107	$2,722	$1,483	$912	$584	14%	432%

Servicing portfolio AUM (in millions) (3)	$11,592	$10,741	$10,271	$11,002	$12,267	8%	(6)%

Balance Sheet Data:
Loans and leases held for investment, net, excluding PPP loans	$2,235,698	$1,791,492	$1,414,900	$—	$—	25%	N/A
PPP loans	$367,558	$507,553	$664,400	$—	$—	(28)%	N/A
Total loans and leases held for investment, net	$2,603,256	$2,299,045	$2,079,300	$—	$—	13%	N/A
Total assets	$4,750,760	$4,370,101	$4,491,089	$1,863,293	$1,979,457	9%	140%
Total deposits	$2,838,719	$2,539,704	$2,373,437	$—	$—	12%	N/A
Total liabilities	$3,945,970	$3,607,742	$3,757,954	$1,139,122	$1,245,565	9%	217%
Total equity	$804,790	$762,359	$733,135	$724,171	$733,892	6%	10%

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Q/Q	Y/Y
Allowance Ratios:
Allowance for loan and lease losses to total loans and leases held for investment	3.9%	3.0%	1.7%	N/A	N/A
Allowance for loan and lease losses to total loans and leases held for investment, excluding PPP loans	4.5%	3.8%	2.5%	N/A	N/A
Allowance for loan and lease losses to consumer loans and leases held for investment	5.2%	4.3%	2.3%	N/A	N/A
Allowance for loan and lease losses to commercial loans and leases held for investment	1.6%	1.5%	1.3%	N/A	N/A
Allowance for loan and lease losses to commercial loans and leases held for investment, excluding PPP loans	2.6%	2.8%	1.7%	N/A	N/A
N/M – Not meaningful
N/A – Not applicable
(1)    Calculated as the ratio of non-interest expense to total net revenue.
(2)    Includes unsecured personal loans, auto loans, and education and patient finance loans only.
(3)    Loans serviced on our platform, which includes personal and auto loans serviced for others and retained for investment by the Company.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands, except percentages or as noted)
(Unaudited)

	September 30, 2021	June 30, 2021
Unsecured personal	$1,258,279	$776,338
Residential mortgages	141,200	152,528
Secured consumer	314,539	326,318
Other consumer	1,220	157
Total consumer loans held for investment	1,715,238	1,255,341
Equipment finance (1)	157,457	161,465
Commercial real estate	316,135	294,954
Commercial and industrial (2)	519,162	658,366
Total commercial loans and leases held for investment	992,754	1,114,785
Total loans and leases held for investment	2,707,992	2,370,126
Allowance for loan and lease losses	(104,736)	(71,081)
Loans and leases held for investment, net	$2,603,256	$2,299,045
(1)    Comprised of sales-type leases for equipment.
(2)    Includes $367.6 million of Paycheck Protection Program (PPP) loans. The Company determined no allowance for expected credit losses is needed on these loans.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended
	September 30, 2021			June 30, 2021
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$54,058	$17,023	$71,081	$19,785	$16,347	$36,132
Credit loss expense for loans and leases held for investment	37,695	(562)	37,133	34,317	659	34,976
Charge-offs	(3,142)	(1,194)	(4,336)	(90)	(156)	(246)
Recoveries	20	838	858	46	173	219
Allowance for loan and lease losses, end of period	$88,631	$16,105	$104,736	$54,058	$17,023	$71,081

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	September 30, 2021	June 30, 2021	Change (%)
Non-interest income:
Marketplace revenue (1)	$174,556	$151,735	15%
Other non-interest income	6,322	6,741	(6)%
Total non-interest income	180,878	158,476	14%

Interest income:
Interest on loans held for sale	8,536	8,694	(2)%
Interest and fees on loans and leases held for investment	57,644	39,068	48%
Interest on retail and certificate loans held for investment at fair value	12,172	16,014	(24)%
Interest on other loans held for investment at fair value	973	1,222	(20)%
Interest on securities available for sale	3,180	2,539	25%
Other interest income	355	190	87%
Total interest income	82,860	67,727	22%

Interest expense:
Interest on deposits	1,899	1,699	12%
Interest on short-term borrowings	849	1,003	(15)%
Interest on retail notes, certificates and secured borrowings	12,172	16,014	(24)%
Interest on Structured Program borrowings	2,120	2,668	(21)%
Interest on other long-term debt	532	438	21%
Total interest expense	17,572	21,822	(19)%

Net interest income	65,288	45,905	42%

Total net revenue	246,166	204,381	20%

Provision for credit losses	37,524	34,634	8%

Non-interest expense:
Compensation and benefits	73,304	71,925	2%
Marketing	50,782	35,107	45%
Equipment and software	10,297	9,281	11%
Occupancy	6,486	6,157	5%
Depreciation and amortization	10,549	11,508	(8)%
Professional services	11,750	11,520	2%
Other non-interest expense	15,607	14,641	7%
Total non-interest expense	178,775	160,139	12%

Income before income tax expense	29,867	9,608	211%
Income tax expense	2,682	237	N/M
Consolidated net income	$27,185	$9,371	190%

Net income per share attributable to common stockholders – Basic	$0.27	$0.10
Net income per share attributable to common stockholders – Diluted	$0.26	$0.09
Weighted-average common shares – Basic	99,073,507	97,785,089
Weighted-average common shares – Diluted	106,108,662	102,031,088
N/M – Not meaningful

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)
(In thousands, except share and per share data)
(Unaudited)
(1)    Marketplace revenue consists of the following:

	Three Months Ended
	September 30, 2021	June 30, 2021	Change (%)
Origination fees	$129,125	$113,802	13%
Servicing fees	20,819	22,714	(8)%
Gain on sales of loans	21,907	19,317	13%
Net fair value adjustments	2,705	(4,098)	N/M
Total marketplace revenue	$174,556	$151,735	15%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
(In thousands, except share and per share data)
(Unaudited)

	Three months ended September 30, 2021
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$151,109	$23,447	$—	$174,556
Other non-interest income	25,393	4,140	(23,211)	6,322
Total non-interest income	176,502	27,587	(23,211)	180,878

Interest income:
Interest income	64,606	18,254	—	82,860
Interest expense	(2,270)	(15,302)	—	(17,572)
Net interest income	62,336	2,952	—	65,288

Total net revenue	238,838	30,539	(23,211)	246,166

Reversal of (provision for) credit losses	(38,019)	495	—	(37,524)
Non-interest expense	(161,101)	(40,885)	23,211	(178,775)
Income (Loss) before income tax benefit (expense)	39,718	(9,851)	—	29,867
Income tax benefit (expense)	(4,670)	12,607	(10,619)	(2,682)
Consolidated net income (loss)	$35,048	$2,756	$(10,619)	$27,185

	Three Months Ended June 30, 2021
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$128,714	$23,021	$—	$151,735
Other non-interest income	28,340	4,281	(25,880)	6,741
Total non-interest income	157,054	27,302	(25,880)	158,476

Interest income:
Interest income	45,325	22,402	—	67,727
Interest expense	(1,972)	(19,850)	—	(21,822)
Net interest income	43,353	2,552	—	45,905

Total net revenue	200,407	29,854	(25,880)	204,381

Reversal of (provision for) credit losses	(34,956)	322	—	(34,634)
Non-interest expense	(138,182)	(47,837)	25,880	(160,139)
Income (Loss) before income tax benefit	27,269	(17,661)	—	9,608
Income tax benefit (expense)	12,513	8,922	(21,672)	(237)
Consolidated net income (loss)	$39,782	$(8,739)	$(21,672)	$9,371

LENDINGCLUB BANK
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	LendingClub Bank
	Three Months Ended September 30, 2021			Three Months Ended June 30, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (1)
Cash, cash equivalents and restricted cash	$695,294	$352	0.20%	$551,895	$186	0.13%
Securities available for sale at fair value	182,882	632	1.38%	165,579	348	0.84%
Loans held for sale	145,262	5,978	16.46%	144,037	5,723	15.89%
Loans and leases held for investment:
Unsecured personal loans	991,297	39,532	15.95%	511,787	19,499	15.24%
Secured consumer loans	464,194	4,688	4.04%	532,426	5,173	3.89%
Commercial loans and leases	616,823	7,887	5.11%	623,735	9,062	5.81%
PPP loans	436,785	5,537	5.07%	615,942	5,334	3.46%
Loans and leases held for investment	2,509,099	57,644	9.19%	2,283,890	39,068	6.84%
Total interest-earning assets	3,532,537	64,606	7.32%	3,145,401	45,325	5.76%

Cash and due from banks	29,290			34,612
Allowance for loan and lease losses	(86,686)			(51,109)
Other non-interest earning assets	270,594			221,870
Total assets	$3,745,735			$3,350,774

Interest-bearing liabilities
Interest-bearing deposits
Checking and money market accounts	$2,221,365	$1,707	0.30%	$2,071,112	$1,618	0.31%
Savings accounts and certificates of deposit	307,807	192	0.25%	301,939	81	0.11%
Interest-bearing deposits	2,529,172	1,899	0.30%	2,373,051	1,699	0.29%
Short-term borrowings	321	—	—%	2,138	1	0.06%
Advances from PPPLF	416,748	371	0.36%	312,168	272	0.35%
Other long-term debt	—	—	—%	708	—	—%
Total interest-bearing liabilities	2,946,241	2,270	0.31%	2,688,065	1,972	0.29%

Non-interest bearing deposits	114,065			102,709
Other liabilities	155,806			100,835
Total liabilities	$3,216,112			$2,891,609
Total equity	$529,623			$459,165
Total liabilities and equity	$3,745,735			$3,350,774

Interest rate spread			7.01%			5.47%

Net interest income and net interest margin		$62,336	7.06%		$43,353	5.51%
(1)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended September 30, 2021
	LendingClub Bank			LendingClub Corporation (Parent only)			Consolidated LendingClub Corporation
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (1)
Cash, cash equivalents and restricted cash	$695,294	$352	0.20%	$83,405	$3	0.01%	$778,667	$355	0.18%
Securities available for sale at fair value	182,882	632	1.38%	83,804	2,548	12.16%	266,686	3,180	4.77%
Loans held for sale at fair value	145,262	5,978	16.46%	81,160	2,558	12.60%	226,422	8,536	15.08%
Loans and leases held for investment:
Unsecured personal loans	991,297	39,532	15.95%	—	—	—%	991,297	39,532	15.95%
Secured consumer loans	464,194	4,688	4.04%	—	—	—%	464,194	4,688	4.04%
Commercial loans and leases	616,823	7,887	5.11%	—	—	—%	616,823	7,887	5.11%
PPP loans	436,785	5,537	5.07%	—	—	—%	436,785	5,537	5.07%
Loans and leases held for investment	2,509,099	57,644	9.19%	—	—	—%	2,509,099	57,644	9.19%
Retail and certificate loans held for investment at fair value	—	—	—%	344,205	12,172	14.15%	344,205	12,172	14.15%
Other loans held for investment at fair value	—	—	—%	30,981	973	12.58%	30,981	973	12.58%
Total interest-earning assets	3,532,537	64,606	7.32%	623,555	18,254	11.71%	4,156,060	82,860	7.97%

Cash and due from banks and restricted cash	29,290			99,985			96,733
Allowance for loan and lease losses	(86,686)			—			(86,686)
Other non-interest earning assets	270,594			760,131			449,964
Total assets	$3,745,735			$1,483,671			$4,616,071

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$2,221,365	$1,707	0.30%	$—	$—	—%	$2,221,365	$1,707	0.30%
Savings accounts and certificates of deposit	307,807	192	0.25%	—	—	—%	307,807	192	0.25%
Interest-bearing deposits	2,529,172	1,899	0.30%	—	—	—%	2,529,172	1,899	0.30%
Short-term borrowings	321	—	—%	56,903	849	5.97%	57,224	849	5.93%
Advances from PPPLF	416,748	371	0.36%	—	—	—%	416,748	371	0.36%
Retail notes, certificates and secured borrowings	—	—	—%	344,087	12,173	14.15%	344,087	12,173	14.15%
Structured Program borrowings	—	—	—%	100,178	2,119	8.46%	100,178	2,119	8.46%
Other long-term debt	—	—	—%	15,606	161	4.13%	15,606	161	4.13%
Total interest-bearing liabilities	2,946,241	2,270	0.31%	516,774	15,302	11.84%	3,463,015	17,572	2.03%

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended September 30, 2021
	LendingClub Bank			LendingClub Corporation (Parent only)			Consolidated LendingClub Corporation
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Non-interest bearing deposits	114,065			—			81,491
Other liabilities	155,806			183,962			285,292
Total liabilities	$3,216,112			$700,736			$3,829,798

Total equity	$529,623			$782,935			$786,273
Total liabilities and equity	$3,745,735			$1,483,671			$4,616,071

Interest rate spread			7.01%			(0.13)%			5.95%

Net interest income and net interest margin		$62,336	7.06%		$2,952	1.89%		$65,288	6.28%
(1)     Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended June 30, 2021
	LendingClub Bank			LendingClub Corporation (Parent only)			Consolidated LendingClub Corporation(1)
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets(2)
Cash, cash equivalents and restricted cash	$551,895	$186	0.13%	$99,419	$4	0.02%	$642,182	$190	0.12%
Securities available for sale at fair value	165,579	348	0.84%	108,377	2,191	8.09%	273,956	2,539	3.71%
Loans held for sale	144,037	5,723	15.89%	99,408	2,971	11.96%	243,445	8,694	14.29%
Loans and leases held for investment:
Unsecured personal loans	511,787	19,499	15.24%	—	—	—%	511,787	19,499	15.24%
Secured consumer loans	532,426	5,173	3.89%	—	—	—%	532,426	5,173	3.89%
Commercial loans and leases	623,735	9,062	5.81%	—	—	—%	623,735	9,062	5.81%
PPP loans	615,942	5,334	3.46%	—	—	—%	615,942	5,334	3.46%
Loans and leases held for investment	2,283,890	39,068	6.84%	—	—	—%	2,283,890	39,068	6.84%
Retail and certificate loans held for investment at fair value	—	—	—%	448,822	16,014	14.27%	448,822	16,014	14.27%
Other loans held for investment at fair value	—	—	—%	38,662	1,222	12.64%	38,662	1,222	12.64%
Total interest-earning assets	3,145,401	45,325	5.76%	794,688	22,402	11.28%	3,930,957	67,727	6.89%

Cash and due from banks and restricted cash	34,612			111,274			144,897
Allowance for loan and lease losses	(51,109)			—			(51,109)
Other non-interest earning assets	221,870			749,674			447,826
Total assets	$3,350,774			$1,655,636			$4,472,571

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$2,071,112	$1,618	0.31%	$—	$—	—%	$2,071,112	$1,618	0.31%
Savings accounts and certificates of deposit	301,939	81	0.11%	—	—	—%	301,939	81	0.11%
Interest-bearing deposits	2,373,051	1,699	0.29%	—	—	—%	2,373,051	1,699	0.29%
Short-term borrowings	2,138	1	0.06%	77,373	1,002	5.19%	79,511	1,003	5.05%
Advances from PPPLF	312,168	272	0.35%	—	—	—%	312,168	272	0.35%
Retail notes, certificates and secured borrowings	—	—	—%	449,057	16,014	14.27%	449,057	16,014	14.27%
Structured Program borrowings	—	—	—%	121,738	2,668	8.77%	121,738	2,668	8.77%
Other long-term debt	708	—	—%	15,696	166	4.22%	16,404	166	4.04%
Total interest-bearing liabilities	2,688,065	1,972	0.29%	663,864	19,850	11.96%	3,351,929	21,822	2.61%

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended June 30, 2021
	LendingClub Bank			LendingClub Corporation (Parent only)			Consolidated LendingClub Corporation(1)
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Non-interest bearing deposits	102,709			—			92,588
Other liabilities	100,835			225,521			276,723
Total liabilities	$2,891,609			$889,385			$3,721,240

Total equity	$459,165			$766,251			$751,331
Total liabilities and equity	$3,350,774			$1,655,636			$4,472,571

Interest rate spread			5.47%			(0.68)%			4.29%

Net interest income and net interest margin		$43,353	5.51%		$2,552	1.28%		$45,905	4.67%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	September 30, 2021	December 31, 2020
Assets
Cash and due from banks	$22,604	$5,197
Interest-bearing deposits in banks	839,547	519,766
Total cash and cash equivalents	862,151	524,963
Restricted cash	77,577	103,522
Securities available for sale at fair value (includes $268,732 and $159,164 at amortized cost, respectively)	274,930	142,226
Loans held for sale at fair value	152,160	121,902
Loans and leases held for investment	2,707,992	—
Allowance for loan and lease losses	(104,736)	—
Loans and leases held for investment, net	2,603,256	—
Retail and certificate loans held for investment at fair value	298,541	636,686
Other loans held for investment at fair value	27,229	49,954
Property, equipment and software, net	96,073	96,641
Goodwill	75,717	—
Other assets	283,126	187,399
Total assets	$4,750,760	$1,863,293
Liabilities and Equity
Deposits:
Interest-bearing	$2,614,663	$—
Noninterest-bearing	224,056	—
Total deposits	2,838,719	—
Short-term borrowings	46,110	104,989
Advances from Paycheck Protection Program Liquidity Facility (PPPLF)	391,945	—
Retail notes, certificates and secured borrowings at fair value	298,541	636,774
Payable on Structured Program borrowings	89,252	152,808
Other long-term debt	15,563	—
Other liabilities	265,840	244,551
Total liabilities	3,945,970	1,139,122
Equity
Series A Preferred stock, $0.01 par value; 1,200,000 shares authorized; 0 and 43,000 shares issued and outstanding, respectively	—	—
Common stock, $0.01 par value; 180,000,000 shares authorized; 99,782,192 and 88,149,510 shares issued and outstanding, respectively	998	881
Additional paid-in capital	1,594,646	1,508,020
Accumulated deficit	(796,742)	(786,214)
Treasury stock, at cost; 4,251 and 0 shares, respectively	(92)	—
Accumulated other comprehensive income	5,980	1,484
Total equity	804,790	724,171
Total liabilities and equity	$4,750,760	$1,863,293

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS BY SEGMENT
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	LendingClub Bank		LendingClub Corporation (Parent only)		Intercompany Eliminations		Total
	September 30, 2021	December 31, 2020	September 30, 2021	December 31, 2020	September 30, 2021	December 31, 2020	September 30, 2021	December 31, 2020
Assets
Total cash and cash equivalents	$825,538	$—	$100,815	$524,963	$(64,202)	$—	$862,151	$524,963
Restricted cash	—	—	84,827	103,522	(7,250)	—	77,577	103,522
Securities available for sale at fair value	201,438	—	73,492	142,226	—	—	274,930	142,226
Loans held for sale at fair value	82,483	—	69,677	121,902	—	—	152,160	121,902
Loans and leases held for investment, net	2,603,256	—	—	—	—	—	2,603,256	—
Retail and certificate loans held for investment at fair value	—	—	298,541	636,686	—	—	298,541	636,686
Other loans held for investment at fair value	—	—	27,229	49,954	—	—	27,229	49,954
Property, equipment and software, net	26,457	—	69,616	96,641	—	—	96,073	96,641
Investment in subsidiary	—	—	511,394	—	(511,394)	—	—	—
Goodwill	75,717	—	—	—	—	—	75,717	—
Other assets	199,050	—	176,994	187,399	(92,918)	—	283,126	187,399
Total assets	4,013,939	—	1,412,585	1,863,293	(675,764)	—	4,750,760	1,863,293
Liabilities and Equity
Total deposits	2,910,171	—	—	—	(71,452)	—	2,838,719	—
Short-term borrowings	321	—	45,789	104,989	—	—	46,110	104,989
Advances from PPPLF	391,945	—	—	—	—	—	391,945	—
Retail notes, certificates and secured borrowings at fair value	—	—	298,541	636,774	—	—	298,541	636,774
Payable on Structured Program borrowings	—	—	89,252	152,808	—	—	89,252	152,808
Other long-term debt	—	—	15,563	—	—	—	15,563	—
Other liabilities	154,521	—	171,764	244,551	(60,445)	—	265,840	244,551
Total liabilities	3,456,958	—	620,909	1,139,122	(131,897)	—	3,945,970	1,139,122
Total equity	556,981	—	791,676	724,171	(543,867)	—	804,790	724,171
Total liabilities and equity	$4,013,939	$—	$1,412,585	$1,863,293	$(675,764)	$—	$4,750,760	$1,863,293

LENDINGCLUB CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands)
(Unaudited)
The following table is provided to delineate between the assets and liabilities belonging to our member payment dependent self-directed retail program (Retail Program) note holders and certain VIEs that we are required to consolidate in accordance with GAAP. Such assets are not legally ours and the associated liabilities are payable only from the cash flows generated by those assets (i.e. Pass-throughs). As such, these debt holders do not have a secured interest in any other assets of LendingClub. We believe this is a useful measure because it illustrates the overall financial stability and operating leverage of the Company.

	September 30, 2021				December 31, 2020
	Retail Program (1)	Consolidated VIEs (2)(4)	All Other LendingClub (3)	Condensed Consolidated Balance Sheet	Retail Program (1)	Consolidated VIEs (2)(4)	All Other LendingClub (3)	Condensed Consolidated Balance Sheet
Assets
Total cash and cash equivalents	$—	$—	$862,151	$862,151	$—	$—	$524,963	$524,963
Restricted cash	—	12,537	65,040	77,577	—	13,473	90,049	103,522
Securities available for sale at fair value	—	—	274,930	274,930	—	—	142,226	142,226
Loans held for sale at fair value (4)	—	52,175	99,985	152,160	—	92,802	29,100	121,902
Loans and leases held for investment, net	—	—	2,603,256	2,603,256	—	—	—	—
Retail and certificate loans held for investment at fair value	283,153	15,388	—	298,541	584,066	52,620	—	636,686
Other loans held for investment at fair value (4)	—	24,333	2,896	27,229	—	46,120	3,834	49,954
Property, equipment and software, net	—	—	96,073	96,073	—	—	96,641	96,641
Goodwill	—	—	75,717	75,717	—	—	—	—
Other assets	1,761	491	280,874	283,126	3,797	1,134	182,468	187,399
Total assets	$284,914	$104,924	$4,360,922	$4,750,760	$587,863	$206,149	$1,069,281	$1,863,293
Liabilities and Equity
Total deposits	$—	$—	$2,838,719	$2,838,719	$—	$—	$—	$—
Short-term borrowings	—	—	46,110	46,110	—	—	104,989	104,989
Advances from PPPLF	—	—	391,945	391,945	—	—	—	—
Retail notes, certificates and secured borrowings at fair value	283,153	15,388	—	298,541	584,066	52,620	88	636,774
Payable on Structured Program borrowings (4)	—	89,252	—	89,252	—	152,808	—	152,808
Other long-term debt	—	—	15,563	15,563	—	—	—	—
Other liabilities	1,761	284	263,795	265,840	3,797	721	240,033	244,551
Total liabilities	284,914	104,924	3,556,132	3,945,970	587,863	206,149	345,110	1,139,122
Total equity	—	—	804,790	804,790	—	—	724,171	724,171
Total liabilities and equity	$284,914	$104,924	$4,360,922	$4,750,760	$587,863	$206,149	$1,069,281	$1,863,293
(1)    Represents loans held for investment at fair value that are funded directly by our Retail Program notes. The liabilities are only payable from the cash flows generated by the associated assets. We do not assume principal or interest rate risk on loans facilitated through our lending marketplace that are funded by our Retail Program because loan balances, interest rates and maturities are matched and offset by an equal balance of notes with the exact same interest rates and maturities. We do not retain any economic interests from our Retail Program. Interest expense on Retail Program notes of $44.5 million and $77.2 million was equally matched and offset by interest income from the related loans of $44.5 million and $77.2 million for the first nine months of 2021 and 2020, respectively, resulting in no net effect on our net interest income.
(2)    Represents assets and equal and offsetting liabilities of certain VIEs that we are required to consolidate in accordance with GAAP, but which are not legally ours. The liabilities are only payable from the cash flows generated by the associated assets. The creditors of the VIEs have no recourse to the general credit of the Company. Interest expense on these liabilities owned by third parties of $11.9 million and $106.4 million was equally matched and offset by interest income on the loans of $11.9 million and $106.4 million for the first nine months of 2021 and 2020, respectively, resulting in no net effect on our net interest income. Economic interests held by LendingClub, including retained interests, residuals and equity of the VIEs, are reflected in “Loans held for sale at fair value,” “Other loans held for investment at fair value” and “Restricted cash,” respectively, within the “All Other LendingClub” column.

LENDINGCLUB CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION (Continued)
(In thousands)
(Unaudited)
(3)    Represents all other assets and liabilities of LendingClub, other than those related to our Retail Program and certain consolidated VIEs, but includes any economic interests held by LendingClub, including retained interests, residuals and equity of those consolidated VIEs.
(4)    The Company has sponsored Structured Program transactions that have been consolidated, resulting in an increase to “Other loans held for investment at fair value,” “Loans held for sale at fair value” and the related “Payable on Structured Program borrowings.”